Filed Pursuant to Rule 497(e)
                                                   1933 Act File No.   333-45040
                                                   1940 Act File No.   811-10103

                         SATUIT CAPITAL MANAGEMENT TRUST


Supplement dated March 28, 2006 to the Satuit Capital Micro Cap Fund prospectus and statement of additional information ("SAI") dated February 28, 2006.

This supplement is to be used with the prospectus and SAI dated February 28, 2006. This supplement together with the prospectus and SAI constitutes a current prospectus and SAI.

                                  I. PROSPECTUS

The following paragraph is deleted in the section entitled "YOUR ACCOUNT" currently presented on page 9:

      "Retirement Accounts. The Fund currently does not offer NEW IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA and Keogh accounts. However, Fund shares may be purchased by EXISTING retirement accounts. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in a retirement account be sure to indicate the year in which the contribution is made."

The following disclosure is being added to the section entitled "Minimum Investments" currently presented on page 10:

      The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $250 or more.


The following sentence is deleted in the section entitled "Signature Guarantee Requirements" currently presented on page 18:

      o     "Redemption of over $5,000 worth of shares;"



                 II. STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The following disclosure is being added:

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.

Telephone Transactions - A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA - A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts - Please call the Trust to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

                       PLEASE RETAIN FOR FUTURE REFERENCE